UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)         July 17, 1998
                                                     ---------------------




                             TRITON ENERGY LIMITED
                             ---------------------

            (Exact name of registrant as specified in its charter)



Cayman  Islands                      1-11675              None
---------------                      -------              ----
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)       Identification No.)





          Caledonian House, Mary Street
               P.O.Box 1043
               George Town
           Grand Cayman, Cayman Islands                    N/A
          ----------------------------                     ---
         (Address of principal executive offices)       (Zip Code)




     Registrant's telephone number, including area code    (345) 490-0050
                                                           --------------




                                      N/A
                                      ---
         (Former name or former address, if changed since last report)


ITEM  2.    ACQUISITION  OR  DISPOSITION  OF  ASSETS.

In July 1998, Triton Energy Limited (the "Company") and Atlantic Richfield Company ("ARCO") signed an agreement providing financing for the development of the Company's gas reserves on Block A-18 of the Malaysia-Thailand Joint Development Area. Under terms of the agreement consumated in August 1998, the Company sold to a subsidiary of ARCO for $150 million one-half of the shares of the subsidiary through which the Company owned its 50% share of Block A-18. The agreements also require ARCO to pay all future exploration and development costs attributable to the Company's and ARCO's collective interest in Block A-18, up to $377 million or until first production from a gas field, at which time the Company and ARCO would each pay 50% of such costs. Additionally, the agreements require ARCO to pay the Company an additional $65 million each at July 1, 2002 and July 1, 2005, if certain specific development objectives are met by such dates, or $40 million each if the objectives are met within one year thereafter.

The agreements provide that the Company will recover its investment in recoverable costs in the project, approximately $105 million, and that ARCO will recover its investment in recoverable costs, on a first-in, first-out basis from the cost recovery portion of future production. The sale resulted in an aftertax gain of approximately $63 million, which will be recorded in the third quarter of 1998. The Company used $103.4 million of the proceeds to reduce certain outstanding revolving credit facilities.

ITEM  5.    OTHER  EVENTS.

On July 17, 1998, the Company announced that Thomas G. Finck had resigned from his positions as the Company's Chairman, President and Chief Executive Officer to pursue other interests. Sheldon R. Erikson, a Company director since 1995, was named Chairman of the Board. Mr. Erikson is the Chairman, President and Chief Executive Officer of Cooper Cameron Corp., a petroleum and industrial equipment manufacturing company. A search committee has been established to find a replacement as Chief Executive Officer. Robert B. Holland, III, has been named interim Chief Executive Officer. Mr. Holland has served as Senior Vice President and General Counsel for the Company since 1993.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Not applicable

(b)  Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998

     Pro Forma Condensed Consolidated Statement of Operations -
        Six months ended June 30, 1998

     Pro Forma Condensed Consolidated Statement of Operations -
        Year ended December 31, 1997

     Notes to Pro Forma Condensed Consolidated Financial Information



                  TRITON ENERGY LIMITED AND SUBSIDIARIES
                      PRO FORMA FINANCIAL INFORMATION
                          BASIS OF PRESENTATION



The accompanying unaudited pro forma condensed consolidated financial information gives effect to the sale of one-half of the shares of the subsidiary through which the Company owned its 50% share of Block A-18 in the Gulf of Thailand to a subsidiary of the Atlantic Richfield Company for $150 million, and the subsequent use of a portion of the proceeds to reduce certain outstanding revolving credit facilities. The unaudited Pro Forma Condensed Consolidated Balance Sheet adjusts the June 30, 1998 historical condensed consolidated balance sheet as though the sale occurred on June 30, 1998. The unaudited Pro Forma Condensed Consolidated Statements of Operations adjust the historical condensed consolidated statements of operations for the six months ended June 30, 1998 and the year ended December 31, 1997, as though the sale occurred on January 1, 1997. The pro forma results exclude any nonrecurring charges or credits directly attributable to the sale.

The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and related notes included as a part of Triton Energy Limited's Annual Report on Form 10-K for the year ended December 31, 1997, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998. The pro forma information is not necessarily indicative of the Company's financial position or results of operations that might have occurred had such transaction actually occurred on the dates indicated above.

                    TRITON ENERGY LIMITED AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                                (IN THOUSANDS)
                                  (UNAUDITED)



                                                                       PRO FORMA
ASSETS                                               HISTORICAL       ADJUSTMENTS            PRO FORMA
                                                  -----------------  -------------       -----------------

Current assets:
   Cash and equivalents                           $         20,524   $       (167)  (a)  $         59,982
                                                                           39,625   (b)
   Trade receivables, net                                    8,415                                  8,415
   Other receivables                                        41,649           (138)  (a)            41,511
   Inventories, prepaid expenses and other                   2,954           (681)  (a)             2,273
   Assets held for sale                                      2,005                                  2,005
                                                  -----------------  -------------       -----------------

                    Total current assets                    75,547         38,639                 114,186

Property and equipment, net                                723,369        (79,022)  (a)           644,347
Deferred taxes and other assets                            120,140           (633)  (a)           119,507
                                                  -----------------  -------------       -----------------

                                                  $        919,056   $    (41,016)       $        878,040
                                                  =================  =============       =================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Short-term borrowings and current maturities
       of long-term debt                          $        199,977   $   (103,375)  (b)  $         96,602
    Accounts payable and accrued liabilities                29,500         (1,145)  (a)            28,355
    Deferred income                                         35,254                                 35,254
                                                  -----------------  -------------       -----------------

                    Total current liabilities              264,731       (104,520)                160,211

Long-term debt, excluding current maturities               418,276                                418,276
Deferred income taxes                                       12,100           (887)  (a)            11,213
Deferred income and other                                   32,727                                 32,727
Convertible debentures due to employees                        ---                                    ---

Shareholders' equity:
   Preference shares                                         7,473                                  7,473
   Ordinary shares, par value $0.01                            366                                    366
   Additional paid-in capital                              590,244                                590,244
   Accumulated deficit                                    (404,731)        64,391   (c)          (340,340)
   Accumulated other non-owner changes in
       shareholder' equity                                  (2,126)                                (2,126)
                                                  -----------------  -------------       -----------------

                                                           191,226         64,391                 255,617
   Less cost of ordinary shares in treasury                      4                                      4
                                                  -----------------  -------------       -----------------

                    Total shareholders' equity             191,222         64,391                 255,613
Commitments and contingencies                                  ---                                    ---
                                                  -----------------  -------------       -----------------

                                                  $        919,056   $    (41,016)       $        878,040
                                                  =================  =============       =================



The Company uses the full cost method to account for its oil and gas producing activities.
See accompanying Notes to Pro Forma Condensed Consolidated
           Financial Information.

                            TRITON ENERGY LIMITED AND SUBSIDIARIES
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED JUNE 30, 1998
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                          (UNAUDITED)







                                                                      PRO FORMA
                                                  HISTORICAL         ADJUSTMENTS              PRO FORMA
                                              -------------------  ---------------       -------------------
Oil and gas sales                             $           72,553                         $           72,553

Costs and expenses:
Operating                                                 36,768                                     36,768
General and administrative                                14,184                                     14,184
  Depreciation, depletion and amortization                24,883   $          (30)  (d)              24,853
  Writedown of assets                                    182,672                                    182,672
                                              -------------------  ---------------       -------------------
                                                         258,507              (30)                  258,477
                                              -------------------  ---------------       -------------------

Operating loss                                          (185,954)              30                  (185,924)

   Gain on sale of Triton Pipeline Colombia               50,227                                     50,227
   Interest income                                         1,492                                      1,492
   Interest expense, net                                 (10,320)          (4,127)  (d)             (10,312)
                                                                            4,135   (e)
   Other income, net                                       3,028                                      3,028
                                              -------------------  ---------------       -------------------

                                                          44,427                8                    44,435
                                              -------------------  ---------------       -------------------

          Loss before income taxes                      (141,527)              38                  (141,489)
Income tax benefit                                       (34,377)            (186)  (d)             (34,563)
                                              -------------------  ---------------       -------------------

          Net loss                                      (107,150)             224                  (106,926)
Dividends on preference shares                               187                                        187
                                              -------------------  ---------------       -------------------

          Loss applicable to ordinary shares  $         (107,337)  $          224        $         (107,113)
                                              ===================  ===============       ===================

Average ordinary shares outstanding                       36,581                                     36,581
                                              ===================                        ===================

Basic and diluted loss per ordinary share     $            (2.93)                        $            (2.93)
                                              ===================                        ===================







      See accompanying Notes to Pro Forma Condensed Consolidated Financial
                                 Information.

                    TRITON ENERGY LIMITED AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)






                                                                          PRO FORMA
                                                      HISTORICAL         ADJUSTMENTS             PRO FORMA
                                                  -------------------  ---------------       ------------------
Revenues:
Oil and gas sales                                 $          145,419                         $         145,419
Other operating revenues                                       4,077                                     4,077
                                                  -------------------                        ------------------

                                                             149,496                                   149,496
                                                  -------------------                        ------------------
Costs and expenses:
Operating                                                     51,357                                    51,357
General and administrative                                    28,607                                    28,607
Depreciation, depletion and amortization                      36,828   $          (12)  (d)             36,816
                                                  -------------------  ---------------       ------------------

                                                             116,792              (12)                 116,780
                                                  -------------------  ---------------       ------------------

Operating income                                              32,704               12                   32,716

  Interest income                                              5,178                                     5,178
  Interest expense, net                                      (23,858)          (6,656)  (d)            (22,244)
                                                                                8,270   (e)
  Other income, net                                            2,872                                     2,872
                                                  -------------------                        ------------------

                                                             (15,808)           1,614                  (14,194)
                                                  -------------------  ---------------       ------------------
          Earnings  before income taxes
                  and extraordinary item                      16,896            1,626                   18,522
Income tax expense                                            11,301             (277)  (d)             11,024
                                                  -------------------  ---------------       ------------------

          Net earnings before extraordinary item  $            5,595   $        1,903        $           7,498
                                                  ===================  ===============       ==================

Average ordinary shares outstanding                           36,471                                    36,471
                                                  ===================                        ==================
Basic and diluted earnings per ordinary share
      before extraordinary item                   $             0.14                         $            0.19
                                                  ===================                        ==================







      See accompanying Notes to Pro Forma Condensed Consolidated Financial
                                 Information.

                    TRITON ENERGY LIMITED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                  INFORMATION

1.  GENERAL

In  July  1998,  the  Company  and  a subsidiary of Atlantic Richfield Company
("ARCO") signed an agreement providing financing for the development of the Company's gas reserves on Block A-18 of the Malaysia-Thailand Joint Development Area. Under terms of the agreement consumated in August 1998, the Company sold to a subsidiary of ARCO for $150 million one-half of the shares of the subsidiary through which the Company owned its 50% share of Block A-18. The agreements also require ARCO to pay all future exploration and development costs attributable to the Company's and ARCO's collective interest in Block A-18, up to $377 million or until first production from a gas field, at which time the Company and ARCO would each pay 50% of such costs. Additionally, the agreements require ARCO to pay the Company an additional $65 million each at July 1, 2002 and July 1, 2005, if certain specific development objectives are met by such dates, or $40 million each if the objectives are met within one year thereafter.

The agreements provide that the Company will recover its investment in recoverable costs in the project, approximately $105 million, and that ARCO will recover its investment in recoverable costs, on a first-in, first-out basis from the cost recovery portion of future production. The sale resulted in an aftertax gain of approximately $63 million, which will be recorded in the third quarter of 1998.

Pro  forma  adjustments  are  made  to  reflect:

(a) the elimination of 50% of the assets and liabilities associated with the Company's ownership in its Block A-18 oil and gas project as if the sale occurred on June 30, 1998;

(b) the receipt of $150 million in proceeds net of estimated selling expenses of approximately $7 million, and the subsequent use of $103.4 million of the proceeds to reduce certain outstanding revolving credit facilities;

(c) the resulting aftertax gain on sale reflected as a reduction of accumulated deficit;

(d) the elimination of 50% of depreciation expense, capitalized interest and deferred tax expense associated with the Company's ownership in its Block A-18 oil and gas project as if the sale occurred on January 1, 1997; and

(e) the reduction in interest expense associated with the use of $103.4 million of the proceeds to reduce certain outstanding revolving credit facilities.


(c)  Exhibits

     Exhibit  No.
     ------------

2.1  Share  Purchase Agreement dated July 17, 1998 among Triton Energy
     Limited, Triton Asia Holdings, Inc., Atlantic Richfield Company and ARCO JDA Limited.*

99.1 Shareholders Agreement dated August 3, 1998 among Triton Energy Limited, Triton Asia Holdings, Inc., Atlantic Richfield Company, and ARCO JDA Limited.*

____________________
* Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference.

                                  SIGNATURES


     Pursuant  to the requirements of the Securities Exchange Act of 1934, the
registrant    has  duly  caused  this report to be signed on its behalf by the undersigned  hereunto  duly  authorized.


                                  TRITON  ENERGY  LIMITED




                                  By: /s/ Robert B. Holland, III
                                      ------------------------------
Date: August 17, 1998                Robert B. Holland, III,
                                     President